EXHIBIT 99.1

Lowell Farms Inc. Announces Closing of $4.2 Million Convertible Debenture Financing

SALINAS, Calif., Aug. 19, 2022 (GLOBE NEWSWIRE) -- Lowell Farms Inc. (the “Company”) (CSE: LOWL; OTCQX: LOWLF), a California-born innovator in cannabis cultivation and maker of the legendary brand Lowell Smokes, along with its subsidiary, Indus Holding Company ("Subco"), has issued an aggregate of $4.2 million of senior secured convertible debentures ("2022 Convertible Debentures") of Subco, which are convertible, as more fully described below, into an aggregate of 18.2 million subordinate voting shares of the Company ("Subordinate Voting Shares") with respect to principal and additional Subordinate Voting Shares upon conversion of accrued and unpaid interest. Investors in the 2022 Convertible Debentures received warrants of the Company ("2022 Warrants") to purchase an aggregate of 18.2 million Subordinate Voting Shares and warrants of Subco ("Subco Warrants") to purchase an aggregate of 27.3 million non-voting common shares ("Subco Shares") of Subco. The Company has received investor commitments for the purchase of an additional $2.5 million in 2022 Convertible Debentures.

The 2022 Convertible Debentures are part of the same series of convertible debentures issued in connection with the Company’s and Subco’s April 2020 financing ("2020 Convertible Debentures"). Proceeds from the financing are contemplated to be used for working capital purposes, automation investments and expansion into new markets.

“We are grateful for investor support as a testimony to the strategy we have employed to differentiate ourselves,” said George Allen, Chairman of Lowell Farms. “This financing allows Lowell to bring capabilities to market that have been in development for years.”

Highlights of the Financing
The 2022 Convertible Debentures bear a fixed interest rate of 5.5% per annum and will mature on October 31, 2023. The amounts due under both the 2022 Convertible Indentures and the 2020 Convertible Debentures are secured on a pari passu basis by substantially all assets of the Company (other than the Company’s Salinas County processing facility).

The 2022 Convertible Debentures, including accrued and unpaid interest thereon, are convertible into Class C common shares of US Subco ("Class C Shares") at the option of the holder at a conversion price of US$0.2313 (the "Conversion Price"). Each Class C Share is redeemable for one Subordinate Voting Share.

Each investor in the 2022 Convertible Debentures received, for no additional consideration, 2022 Warrants to purchase a number of Subordinate Voting Shares of the Company equal to the number of Class C Shares into which such investor's 2022 Convertible Debenture is convertible. Each 2022 Warrant has an exercise price of US$0.2613 and a 42-month term from the date of issuance.

Each investor in the 2022 Convertible Debentures also received, for no additional consideration, Subco Warrants to purchase a number of Subco Shares equal to one-and one-half times the number of Class C Shares into which such investor's 2022 Convertible Debenture is convertible. Each Subco Warrant has an exercise price of US$0.2613 and a 42-month term from the date of issuance. Under certain circumstances, investors will have the right to require the Company to repurchase their Subco Warrants and any Subco Shares issued upon exercise of Subco Warrants on a Subordinate Voting Share-equivalent basis.

As further consideration for their investments in the 2022 Convertible Debentures, the expiration date applicable to 2020 Warrants held by certain investors will be extended from October 13, 2023 to April 13, 2025 and may be further extended to February 19, 2026, if applicable regulatory approvals are sought and obtained.

The financing is considered a “related party transaction” pursuant to Multilateral Instrument 61-101 – Protection of Minority Security Holders in Special Transactions (“MI 61-101”) because certain directors of the Company participated in the financing. Pursuant to Sections 5.5(b) and 5.7(1)(a) of MI 61-101, the Company is exempt from the requirements to obtain a formal valuation and minority shareholder approval because the Subordinate Voting Shares trade on the CSE and the fair market value of insiders’ participation in the financing was below 25% of the Company’s market capitalization for purposes of MI 61-101.

More information about Lowell Farms Inc. brands can be found at lowellfarms.com.

ABOUT LOWELL FARMS INC.
Lowell Farms Inc. (CSE:LOWL; OTCQX:LOWLF) (the “Company”) is a California-based cannabis company with advanced production capabilities supporting every step of the supply chain, including cultivation, extraction, manufacturing, brand sales, marketing, and distribution. Lowell Farms grows artisan craft cannabis with a deep love and respect for the plant, and prides itself on using sustainable materials – from seed to sale – to produce an extensive portfolio of award-winning originals, including Lowell Herb Co, House Weed, MOON, and Kaizen, for licensed retailers statewide.

Lowell Farms Inc. Media Contact
pr@lowellfarms.com

Lowell Farms Inc. Investor Relations Contact
Bill Mitoulas
416.479.9547
ir@lowellfarms.com

Lowell Farms Inc. Company Contact
Mark Ainsworth
ir@lowellfarms.com

Forward-Looking Information and Statements
This news release contains certain "forward-looking information" within the meaning of applicable Canadian securities legislation and may also contain statements that may constitute "forward-looking statements" within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Such forward-looking information and forward-looking statements are not representative of historical facts or information or current condition, but instead represent only the Company’s beliefs regarding future events, plans or objectives, many of which, by their nature, are inherently uncertain and outside of the Company’s control. Generally, such forward-looking information or forward-looking statements can be identified by the use of forward-looking terminology such as "plans", "expects" or "does not expect", "is expected", "budget", "scheduled", "estimates", "forecasts", "intends", "anticipates" or "does not anticipate", or "believes", or variations of such words and phrases or may contain statements that certain actions, events or results "may", "could", "would", "might" or "will be taken", "will continue", "will occur" or "will be achieved.” The forward-looking information and forward-looking statements contained herein may include, but are not limited to, the ability of the Company to successfully achieve its business objectives, including as a result of the described acquisition, and expectations for other economic, business, and/or competitive factors. There can be no assurance that such forward-looking information and statements will prove to be accurate, and actual results and future events could differ materially from those anticipated in such forward-looking information and statements. This forward-looking information and statements reflect the Company’s current beliefs and are based on information currently available to the Company and on assumptions the Company believes are reasonable.

Forward-looking information is subject to known and unknown risks, uncertainties and other factors that may cause the actual results, level of activity, performance or achievements of the Company to be materially different from those expressed or implied by such forward-looking information. Such risks and other factors may include, but are not limited to: general business, economic, competitive, political and social uncertainties; general capital market conditions and market prices for securities; operating and development costs; competition; changes in legislation or regulations affecting the Company; the timing and availability of external financing on acceptable terms; the available funds of the Company and the anticipated use of such funds; favorable production levels and outputs; the stability of pricing of cannabis products; the level of demand for cannabis product; the availability of third-party service providers and other inputs for the Company’s operations; lack of qualified, skilled labor or loss of key individuals; and risks and delays resulting from the COVID-19 pandemic. A description of additional assumptions used to develop such forward-looking information and a description of additional risk factors that may cause actual results to differ materially from forward-looking information can be found in the Company’s disclosure documents, such as the Company’s annual information form filed on the SEDAR website at www.sedar.com. Although the Company has attempted to identify important factors that could cause actual results to differ materially from those contained in forward-looking information, there may be other factors that cause results not to be as anticipated, estimated or intended. Readers are cautioned that the foregoing list of factors is not exhaustive. Readers are further cautioned not to place undue reliance on forward-looking information as there can be no assurance that the plans, intentions or expectations upon which they are placed will occur. Forward-looking information contained in this news release is expressly qualified by this cautionary statement.

The forward-looking information contained in this news release represents the expectations of the Company as of the date of this news release and, accordingly, is subject to change after such date. However, the Company expressly disclaims any intention or obligation to update or revise any forward-looking information, whether as a result of new information, future events or otherwise, except as expressly required by applicable securities law.

Neither the Canadian Securities Exchange nor its Regulation Service Provider has reviewed, or accepts responsibility for the adequacy or accuracy of, the content of this news release.